As filed with the Securities and Exchange Commission on September 26, 2014

Securities Act File No. 333-139872

Investment Company File No. 811-22001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 14	☒
(Check appropriate box or boxes)

db-X Exchange-Traded Funds Inc.

(Exact Name of Registrant as Specified in Charter)

60 Wall Street

New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2077

Alex Depetris

db-X Exchange-Traded Funds Inc.

60 Wall Street

New York, New York 10005

(Name and Address of Agent for Service)

Copy to: Stuart Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 1, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective

date for a previously filed post-effective amendment

Prospectus

October 1, 2014

Deutsche X-trackers 2010 Target Date ETF
NYSE Arca, Inc. : TDD

Deutsche X-trackers 2020 Target Date ETF
NYSE Arca, Inc. : TDH

Deutsche X-trackers 2030 Target Date ETF
NYSE Arca, Inc. : TDN

Deutsche X-trackers 2040 Target Date ETF
NYSE Arca, Inc. : TDV

Deutsche X-trackers In-Target Date ETF
NYSE Arca, Inc. : TDX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.

Deutsche X-trackers 2010 Target Date ETF

Ticker: TDD	Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2010 Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.83
Total Annual Fund Operating Expenses	1.48
Fee Waivers and Expense Reimbursement[1]	(0.83)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.65

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to waive fees and to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$386	$729	$1,697

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2010 Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash

Prospectus October 1, 2014	1	Deutsche X-trackers 2010 Target Date ETF

equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The current allocation of the Underlying Index is approximately 6% in international equities, 20% in domestic equities and 74% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. Prior to the target termination date of December 31, 2010, the weighted average duration for the fixed income securities was, collectively, aimed to match the time to such date. Following that target date, the duration for the fixed income securities increases each year up to a maximum duration of five years. As of the target date, the Underlying Index had approximately a 10% allocation to equity securities. Over the five years following the target date of December 31, 2010, the Index’s allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the chart below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation over the remainder of the five-year period following the target date of December 31, 2010. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Prospectus October 1, 2014	2	Deutsche X-trackers 2010 Target Date ETF

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks, such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks 2010 Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, 2014, was 1.11%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.17%	June 30, 2009
Lowest Return	(4.57)%	September 30, 2008

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2013

Deutsche X-trackers 2010 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	5.51%	4.41%	1.71%
Return after taxes on distributions	5.38%	4.00%	1.15%
Return after taxes on distributions and sale of Fund shares	3.12%	3.31%	1.14%
Dow Jones U.S. Target 2010 Index (reflects no deduction for fees, expenses or taxes)	3.00%	7.47%	4.20%
Zacks 2010 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	6.24%	4.84%	2.06%

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Prospectus October 1, 2014	3	Deutsche X-trackers 2010 Target Date ETF

Sub-Adviser

TDAM USA Inc.

Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 1, 2014	4	Deutsche X-trackers 2010 Target Date ETF

Deutsche X-trackers 2020 Target Date ETF

Ticker: TDH	Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2020 Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.50
Total Annual Fund Operating Expenses	1.15
Fee Waivers and Expense Reimbursement[1]	(0.50)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.65

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$316	$585	$1,353

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2020 Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash

Prospectus October 1, 2014	5	Deutsche X-trackers 2020 Target Date ETF

equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The current allocation of the Underlying Index is approximately 12% in international equities, 36% in domestic equities and 52% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date, December 31, 2020. Following the target date, the duration for the fixed income securities will increase each year up to a maximum duration of five years. Upon reaching the target date, the Underlying Index will have approximately a 10% allocation to equity securities. Over the next five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the chart below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks,

Prospectus October 1, 2014	6	Deutsche X-trackers 2020 Target Date ETF

such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks 2020 Lifecycle Index and that of a relevant broad-based securities index.

Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, 2014, was 2.67%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	11.61%	June 30, 2009
Lowest Return	(9.61)%	December 31, 2008

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2013

Deutsche X-trackers 2020 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	15.80%	10.39%	3.31%
Return after taxes on distributions	15.35%	9.96%	2.83%
Return after taxes on distributions and sale of Fund shares	8.94%	8.19%	2.47%
Dow Jones U.S. Target 2020 Index (reflects no deduction for fees, expenses or taxes)	9.05%	10.57%	3.92%
Zacks 2020 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	16.44%	10.66%	3.52%

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Sub-Adviser

TDAM USA Inc.

Prospectus October 1, 2014	7	Deutsche X-trackers 2020 Target Date ETF

Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 1, 2014	8	Deutsche X-trackers 2020 Target Date ETF

Deutsche X-trackers 2030 Target Date ETF

Ticker: TDN	Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2030 Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.45
Acquired Fund Fee	0.01
Total Annual Fund Operating Expenses	1.11
Fee Waivers and Expense Reimbursement[1]	(0.45)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.66

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$308	$568	$1,311

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030 Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash

Prospectus October 1, 2014	9	Deutsche X-trackers 2030 Target Date ETF

equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The current allocation of the Underlying Index is approximately 18% in international equities, 55% in domestic equities and 27% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. The weighted average duration for the fixed income securities will, collectively, match the time to the target termination date, December 31, 2030. Following the target date, the duration for the fixed income securities will increase each year up to a maximum duration of five years. Upon reaching the target date, the Underlying Index will have approximately a 10% allocation to equity securities. Over the next five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the chart below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Prospectus October 1, 2014	10	Deutsche X-trackers 2030 Target Date ETF

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks, such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks 2030 Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, 2014, was 6.43%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	15.69%	June 30, 2009
Lowest Return	(17.29)%	December 31, 2008

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2013

Deutsche X-trackers 2030 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	20.89%	13.80%	3.21%
Return after taxes on distributions	19.90%	13.29%	2.76%
Return after taxes on distributions and sale of Fund shares	11.82%	11.02%	2.43%
Dow Jones U.S. Target 2030 Index (reflects no deduction for fees, expenses or taxes)	16.59%	14.20%	4.11%
Zacks 2030 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	21.65%	14.47%	3.70%

Prospectus October 1, 2014	11	Deutsche X-trackers 2030 Target Date ETF

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Sub-Adviser

TDAM USA Inc.

Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 1, 2014	12	Deutsche X-trackers 2030 Target Date ETF

Deutsche X-trackers 2040 Target Date ETF

Ticker: TDV	Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks 2040 Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.46
Acquired Fund Fee	0.01
Total Annual Fund Operating Expenses	1.12
Fee Waivers and Expense Reimbursement[1]	(0.46)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.66

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$67	$310	$572	$1,322

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Asset Target 2030+ Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income

Prospectus October 1, 2014	13	Deutsche X-trackers 2040 Target Date ETF

securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The current allocation of the Underlying Index is approximately 23% in international equities, 69% in domestic equities and 8% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. The weighted average duration for the fixed income securities will, collectively, approximate as nearly as possible the time to the target termination date, December 31, 2040. Following the target date, the duration for the fixed income securities will increase each year up to a maximum duration of five years. Upon reaching the target date, the Underlying Index will have approximately a 10% allocation to equity securities. Over the next five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the chart below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range,

Prospectus October 1, 2014	14	Deutsche X-trackers 2040 Target Date ETF

e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks, such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks 2040 Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, 2014, was 5.47%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	17.67%	June 30, 2009
Lowest Return	(21.01)%	December 31, 2008

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2013

Deutsche X-trackers 2040 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	27.65%	15.50%	3.40%
Return after taxes on distributions	26.86%	15.07%	3.03%
Return after taxes on distributions and sale of Fund shares	15.64%	12.47%	2.60%
Dow Jones U.S. Target 2040 Index (reflects no deduction for fees, expenses or taxes)	22.38%	16.51%	4.44%

Prospectus October 1, 2014	15	Deutsche X-trackers 2040 Target Date ETF

Deutsche X-trackers 2040 Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Zacks 2040 Lifecycle Index (reflects no deduction for fees, expenses or taxes)	28.16%	15.54%	3.43%

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Sub-Adviser

TDAM USA Inc.

Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus October 1, 2014	16	Deutsche X-trackers 2040 Target Date ETF

Deutsche X-trackers In-Target Date ETF

Ticker: TDX	Stock Exchange: NYSE Arca

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Zacks In-Target Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

FEES AND EXPENSES

The following table describes the fees and expenses that you will incur if you buy and hold shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.65
Other Expenses	0.76
Total Annual Fund Operating Expenses	1.41
Fee Waivers and Expense Reimbursement[1]	(0.76)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[1]	0.65

[1]

DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2015 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$66	$371	$699	$1,625

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or indexing investment approach, attempts to track the performance of the Underlying Index, which is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Target allocation Conservative Funds Index, on a risk adjusted basis. The Fund uses a representative sampling indexing strategy in seeking to track the Underlying Index, meaning it generally will invest in a sample of securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Underlying Index as a whole.

The Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks, real estate investment trusts and business development companies) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments). The domestic equity portion may include securities from all

Prospectus October 1, 2014	17	Deutsche X-trackers In-Target Date ETF

capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The Underlying Index is designed for persons who are at or near their target date at the time of investment and has a current allocation of approximately 8% in international equities, 24% in domestic equities and 68% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. Since the inception of the Fund, the duration for the fixed income securities has increased each year up to a maximum duration of five years. At inception, the Underlying Index had approximately a 10% allocation to equity securities. Over the next year, allocations will continue shifting from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at inception (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the table below, are as of August 31, 2014.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation over the next year. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date, which period will end as of December 31, 2014.

SUMMARY OF PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as numerous other risks that are described in greater detail in the section of this Prospectus entitled “Further Discussion of Principal Risks” and in the Statement of Additional Information (“SAI”).

Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Stock market risk. The prices of the securities in the Fund are subject to the risks associated with investing in equity securities, including general economic conditions and sudden and unpredictable drops in value. The Fund’s NAV and market price, like security prices generally, will fluctuate within a wide range in response to these and other factors.

Passive investment risk. The Fund and the Underlying Index are not actively managed and the Fund does not attempt to take defensive positions under any market conditions including declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error risk. The performance of the Fund may diverge from that of its Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. The Fund’s return also may diverge from the return of the Underlying Index, because the Fund bears the costs and risks associated with buying and selling securities while such costs and risks are not factored into the return of the Underlying Index.

Capitalization securities risk. The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the predominate capitalization range represented in the Underlying Index and, thus, the Fund’s portfolio may underperform other segments the equity market.

Market price risk. Fund shares are listed on NYSE Arca, Inc. and can be bought and sold in the secondary market. As a result, the Fund faces various market trading risks, such as the potential lack of an active trading market for its shares, periods of high volatility and disruption in the

Prospectus October 1, 2014	18	Deutsche X-trackers In-Target Date ETF

creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Foreign investment risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund’s investments of prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for U.S. investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of U.S. markets. Because foreign exchanges generally are smaller and less liquid than U.S. exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Model risk. The allocation model used to calculate the Underlying Index may not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

PERFORMANCE INFORMATION

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks In-Target Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance

(before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.deutsche-etfs.com.

The Fund’s year-to-date total return as of June 30, was 1.69%.

BEST AND WORST QUARTER RETURNS

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	3.48%	September 30, 2009
Lowest Return	(4.51)%	September 30, 2011

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

for the periods ended December 31, 2013

Deutsche X-trackers In-Target Date ETF	1 Year	5 Years	Since Inception (10/1/07)
Return before taxes	9.46%	4.85%	3.70%
Return after taxes on distributions	9.13%	4.57%	3.32%
Return after taxes on distributions and sale of Fund shares	5.45%	3.72%	2.78%
Dow Jones U.S. Target Today Index (reflects no deduction for fees, expenses or taxes)	1.41%	6.25%	4.65%
Zacks In-Target Lifecycle Index (reflects no deduction for fees, expenses or taxes)	10.23%	5.20%	3.98%

MANAGEMENT

Investment Adviser

DBX Strategic Advisors LLC.

Sub-Adviser

TDAM USA Inc.

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Portfolio Managers

Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos are portfolio managers of the Fund. Messrs. Davis and Bhatia are primarily responsible for the day-to-day-management of the Fund. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis. Messrs. Davis, Woessner and Bhatia have been portfolio managers of the Fund since August 2009. Mr. Bourdos has been a portfolio manager of the Fund since July 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold through a brokerage firm. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

ADDITIONAL INFORMATION ABOUT THE FUNDS’ STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Additional information about each Fund’s Underlying Index construction is set forth below.

“Lifecycle” Investing

Lifecycle investing is an investment technique that starts by targeting a particular investment horizon. That investment horizon corresponds to the date the investor expects to need his or her invested assets. For some investors, that date may be the investor’s expected retirement date. For other investors, it may be another life event, such as purchase of a vacation home, payment of college tuition or expenses, payments for weddings or nursing home care. Lifecycle investing then uses a single investment (typically, a fund) that is diversified among a variety of asset classes, such as stocks and bonds, to seek to prudently maximize capital appreciation at the target date. The fund automatically rebalances its investment portfolio, periodically altering the portfolio’s allocations among each asset class, as the target date approaches to move over time from an aggressive portfolio construction to a more conservative portfolio construction at the target date. After the target date, the fund will periodically move from a conservative portfolio construction to a marginally less conservative portfolio construction.

The Underlying Indexes

The Underlying Indexes are designed to reflect a portfolio of investments that can be used for lifecycle investing with respect to five different target dates. Zacks Investment Research (“Zacks” or the “Index Creator”) is the creator of each of the Underlying Indexes. Each Underlying Index is comprised of a mix of securities from three broad asset classes: international equities, domestic equities, and fixed income securities. Each Underlying Index automatically rebalances annually or quarterly when necessary, along a “glidepath” designed to prudently maximize capital appreciation at the target dates. “Glidepath” refers to an Underlying Index’s asset allocation strategy over time. Gradually, an Underlying Index’s allocations among the different classes of securities will adjust from a more aggressive allocation at inception to a more conservative allocation as the target date approaches. Upon reaching the target date, each Underlying Index has a very conservative allocation, relative to its Lipper benchmark, as discussed below. In general, more aggressive allocations place a higher percentage of assets in equities (domestic and international equities) rather than in fixed income securities, whereas conservative allocations focus more heavily on investments in fixed income securities.

Upon reaching the target date, or at inception with respect to the Zacks In-Target Lifecycle Index, each Underlying Index will have approximately a 10% allocation to equity securities. Over the following five years, allocations shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at the target date. To achieve a moderately-conservative allocation, each Underlying Index following the target date, or inception date with respect to the Zacks In-Target Lifecycle Index, will slowly increase its allocation to equity securities until in the fifth year after the target date the allocation to equity securities will range between 20-40%, as determined by the equity allocation of the Lipper Mixed-Target Allocation Conservative Funds Index at that time (“Moderately-Conservative Allocation”). These allocations will thereafter generally remain static to perpetuity. However, an Underlying Index may from time to time be rebalanced five years after the target date, and annually thereafter as necessary to retain the similarity in allocations to the Lipper Mixed-Target Allocation Conservative Funds Index if its equity to fixed income allocations vary by more than 5% compared to that Index.

Each Underlying Index focuses on a different target date and is comprised of a diversified group of equity and fixed income securities. Each Underlying Index has as a benchmark a corresponding target date of a Lipper Mixed-Asset Target Index, or in the case of the Zacks In-Target Lifecycle Index, the Lipper Mixed-Target Allocation Conservative Funds Index. Each of the Lipper Mixed Asset Target Indices is an index of mutual funds in the Lipper Mixed Asset category. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an index of mutual funds that maintains between 20-40% allocation to equity

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securities, with the remainder in bonds, cash or cash equivalents.

The Underlying Indexes have been developed with respect to the following target dates:

1) Year 2010

2) Year 2020

3) Year 2030

4) Year 2040

5) In-Target Date (for investors who are currently at or near their target date)

The Underlying Index with a target date of 2010 (the “2010 Underlying Index”) has thus already reached its target date and is in the process of increasing its allocation to equity securities in the manner described above. Further, the Underlying Index with an In-Target Date also is in the process of increasing its allocation to equity securities in the manner described above, a process which is expected to be complete by December 31, 2014.

Based on its own proprietary intellectual model, Zacks has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore be eligible for inclusion in the Underlying Indexes (the “Index Methodology”). The equity securities that comprise the equity component of each Underlying Index are identical, only their weightings differ depending on the allocation assigned to these asset classes at any given point in time and depending on the target date for each Underlying Index. The fixed income securities comprising the fixed income component of each Underlying Index will differ in that each Underlying Index will be comprised of fixed income securities whose duration seeks to match the time remaining to the target date of that Underlying Index. Each Underlying Index will be administered by Zacks, which also serves as Index Administrator. As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each Underlying Index. Structured Solutions AG acts as “index calculation agent” for Zacks in connection with the calculation and dissemination of each Underlying Index. TDAM USA Inc. (the “Sub-Advisor” or “TDAM”) acts as investment sub-advisor to the Funds. TDAM will be responsible for the day-to-day management of each Fund’s portfolio, which involves principally reconfiguring the portfolio of each Fund annually, or quarterly when necessary, to reflect the reconfiguration of each Underlying Index by the Index Administrator.

The securities that represent each of the three broad asset classes are:

Equity Securities – The equity portion of the Underlying Index will be comprised of two broad asset classes; international equity securities and domestic equity securities. The equity portion is expected to include approximately 400 securities.

International equity securities: For this asset class, common stocks of foreign companies may be selected. Only securities of companies of the following countries are eligible for inclusion in the Underlying Indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong Special Administrative Region of the People’s Republic of China, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “Eligible Foreign Countries”).

Domestic equity securities: For this asset class, common stocks of U.S. companies may be selected. This asset class may also include equity securities issued by real estate investment trusts and/or business development companies. Only securities within the Russell 3000 Index are eligible for inclusion in the Underlying Indexes. The domestic equity portion may include securities from all capitalization ranges.

The Index Administrator, using the proprietary Index Methodology developed by the Index Creator, will select securities from the equity securities asset class by taking into consideration capitalization, style, sector and country of a particular issuer, as described below. Each Underlying Index, for the domestic equity portion, is expected to maintain a capitalization allocation of 60% in large-capitalization securities, 15% in mid-capitalization securities and 25% in small-capitalization securities; style neutrality by allocating approximately equal weightings to “growth” and “value” securities; and sector neutrality by maintaining sector exposure roughly in line with that of the Russell 3000 universe. The international equity portion of each Underlying Index will seek to maintain country neutrality by maintaining country exposure that is generally in line with each Eligible Foreign Country’s percentage of the aggregate total market value of publicly traded shares for all the Eligible Foreign Countries as reported by the Central Intelligence Agency in its annual Factbook (the “CIA Factbook”). The CIA Factbook provides an estimate of the world’s total market value of publicly traded shares and a breakdown of each country’s market value of publicly traded shares.

For purposes of determining market capitalization weightings in the domestic equity portion, (i) large-capitalization securities are defined as securities from the largest 200 companies (determined by market capitalization) in the Russell 3000 Index (as of August 31, 2014, these companies had a capitalization range from approximately $22.5 billion to $618.0 billion); (ii) mid-capitalization securities are defined as securities from the largest 800 companies (determined by market capitalization) in the Russell 3000 Index that follow the large-capitalization securities described above (as of August 31, 2014, these companies had a capitalization range from approximately $2.7 billion to $22.4 billion); and (iii) small-capitalization securities are defined as the

Prospectus October 1, 2014	22	Fund Details

remaining securities in the Russell 3000 Index (as of August 31, 2014, these companies had a capitalization range from approximately $2.7 billion to $17.1 million).

Fixed income securities – The fixed income portion of each Underlying Index generally will be comprised of approximately 100 securities consisting of bonds, treasury bills and notes, mortgage real estate investment trusts and other fixed income securities. Only investment-grade fixed income securities (i.e., fixed income securities classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service or Standard & Poor’s or, if unrated, determined by Zacks to be of comparable quality) are eligible for inclusion in the Underlying Indexes.

As noted, for fixed income security exposure, approximately 50-70 securities are selected whose duration seeks to collectively match the time to the target date of the Underlying Index. Duration is defined as the weighted average term to maturity of a security’s cash flows. It is a measure of the price sensitivity of a fixed income security to changes in interest rates. Generally, the greater a bond’s duration, the greater its price volatility in response to changes in interest rates. Duration is stated in years. For example, a five-year duration means the bond will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall by 1%. Each Underlying Index will have a weighted average duration that approximates the time remaining to the target date, or in the case of the Zacks 2040 Lifecycle Index, a weighted average duration that as nearly as possible approximates that duration. For example, the Zacks 2020 Lifecycle Index had a duration of seven years on 12/31/2013 to match the target date of 12/31/2020. Each Underlying Index will reduce its duration as the target date approaches. Following the target date, the duration will increase each year up to a maximum duration of five years. The 2010 Underlying Index and the In-Target Date Underlying Index are thus in the process of increasing the duration of their fixed income portfolios.

Once each Underlying Index is established, the Index Methodology adjusts the relative weightings of each asset class within each Underlying Index, and may adjust the relative weightings of subsectors of one or more asset classes along the “Glidepath,” gradually moving from a more aggressive to a more conservative allocation as the target date approaches, and then gradually back to a more Moderately-Conservative Allocation following the target date.

Information about the current market value of the component securities (“Component Securities”) in each Underlying Index is calculated and posted throughout the trading day every 15 seconds and is available through Bloomberg under the following symbols:

Index	Ticker
Zacks 2010 Lifecycle Index	TDAXTN
Zacks 2020 Lifecycle Index	TDAXTW
Zacks 2030 Lifecycle Index	TDAXTH
Zacks 2040 Lifecycle Index	TDAXFO
Zacks In-Target Lifecycle Index	TDAXIT

Investment Strategies of the Funds

Each Fund’s investment objective is to seek to track the performance, before fees and expenses, of a particular Underlying Index. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in a Fund’s investment objective. The Advisor uses a passive, or indexing approach in managing the Funds. Unlike many mutual funds, the Funds do not seek to outperform any particular market sector and will not assume temporary defensive positions when markets decline or appear overvalued. Each Fund will invest at least 90% of its assets in the Component Securities of the Underlying Index, Depositary Receipts (defined below) representing Component Securities and investments that have economic characteristics that are substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks and real estate investment trusts) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments). Depositary receipts in which the Funds invest will typically be American Depositary Receipts, as well as Global Depositary Receipts and Euro Depositary Receipts (collectively, “Depositary Receipts”). The Funds will provide shareholders with at least 60 days’ notice of any change in these policies. Each Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. As a result, a Fund may or may not hold all of the Component Securities in the relevant Underlying Index. In managing the Funds, the Advisor seeks a correlation of 0.95 or better between each Fund’s performance and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. There is no guarantee that the Advisor will be able to obtain this level of correlation.

The performance of a Fund and its Underlying Index may not correlate due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as

Prospectus October 1, 2014	23	Fund Details

mergers and spin offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of a Fund’s portfolio and that of its Underlying Index. Because each Fund uses a representative sampling indexing strategy, a Fund can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Limitations and restrictions on investments in securities that are discussed in this Prospectus, whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

The following chart shows how the Glidepath for each Fund is expected to gradually shift to a Moderately-Conservative Allocation. The 2010 Target Date Fund and the In-Target Date Fund are in the process of making this shift. The actual asset allocations of any particular Fund may differ from this chart. Each Fund seeks to achieve its final target allocation five years following its respective target date.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Passive investment risk. The Funds employ a “passive management” or indexing investment approach. Each Fund attempts to track the investment performance of its Underlying Index.

Each Fund uses the representative sampling indexing strategy as its primary strategy, meaning that it invests in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. As a result, a Fund may or may not hold all of the Component Securities in the relevant Underlying Index. Because each Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in securities included in, or representative of, the Underlying Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, tax ramifications are not considered in the passive management of index funds like the Funds.

Tracking error risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to its Underlying Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units. Imperfect correlation between a Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. In addition, a Fund may not be able to invest in certain securities and other instruments included in its Underlying Index, or invest in them in the exact proportions they represent of its Underlying Index, due to legal restrictions or limitations imposed by the governments of certain countries or a lack of liquidity on stock exchanges in which such securities trade. Moreover, a Fund may be delayed in purchasing or selling securities and other instruments included in its Underlying Index. In addition each Fund uses a representative sampling indexing strategy whereby the Fund will invest in a sample of securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics, rather than investing in all of the component securities of the Underlying Index. Accordingly, each Fund’s return may be more likely to diverge from that of its Underlying Index than if the Fund held all of the securities of its Underlying Index.

Stock Market Risk. The Funds are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. Recently, the financial markets have experienced a period of extreme

Prospectus October 1, 2014	24	Fund Details

stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Funds.

Large-Capitalization Risk. Each Fund is subject to large-capitalization risk, which is the risk that large-capitalization companies may grow slower than the overall economy, or not at all. Also, larger companies may fall out of favor with the investing public for market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

Small- and Mid-Capitalization Risk. Each Fund invests across large-, mid-, and small-capitalization stocks. The weightings of these subsectors depend on the composition of the Underlying Index. The Advisor makes no effort to manage the capitalization exposure of the Fund’s portfolio. From time to time, depending on the construction of the Underlying Index, a Fund may invest a substantial portion of its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Foreign Securities Risks.Investments in foreign securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed.

Each Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of its Underlying Index. In addition, investments in depositary receipts may lead to tracking error.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) each Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement. The Funds will not attempt to hedge their exposure to currency risk.

Market Price Risk. The market price of Shares of the Funds may differ from the Funds’ NAV. Deutsche-X Target Date Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Deutsche-X Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Deutsche-X Target Date Shares on the secondary market, and you may receive less than NAV when you sell those Deutsche-X Target Date Shares.

The market price of Deutsche-X Target Date Shares, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the Deutsche-X Target Date Shares will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the Deutsche-X Target Date Shares would most likely be traded at a discount to NAV. In addition, any discount is likely to be greatest when the price of Deutsche-X Target Date Shares is falling fastest — and this may be the time that you most want to sell your Deutsche-X Target Date Shares. The Funds’ website at www.deutsche-etfs.com shows the prior day’s closing NAV and closing market price for the Funds’ Shares. In addition, the Funds’ website will contain the following information, on a per share basis, for each Fund: (a) the prior business day’s NAV and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the NAV against such NAV; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate

Prospectus October 1, 2014	25	Fund Details

ranges, for each of the four previous calendar quarters. In addition, the Funds’ website contains information regarding the premiums and discounts at which Shares of the Funds have traded.

Secondary Market Risk. An active secondary market for the Deutsche-X Target Date Shares may not exist. Although the Deutsche-X Target Date Shares are listed on NYSE Arca, it is possible that an active trading market may not be maintained. In addition, trading in the Deutsche-X Target Date Shares on NYSE Arca will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average. Trading of the Deutsche-X Target Date Shares also will be halted if (1) the Shares are delisted from NYSE Arca without first being listed on another exchange; or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Funds directly and redeem such units with the Funds. If Deutsche-X Target Date Shares are delisted from NYSE Arca, the Company will consider what appropriate action to take, which may include, among other things, seeking to list Deutsche-X Target Date Shares on another U.S. securities exchange, converting the Funds to a traditional mutual fund, or redeeming the Deutsche-X Target Date Shares at NAV.

REIT Risk. The Funds’ investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Funds to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Funds’ investments in REITs. Changes in interest rates can also have a significant affect on the value of REITs and of real estate investments in general. Dividends from REITs generally are taxed at ordinary income rates rather than the preferential maximum federal tax rate currently applicable to qualified dividends.

When investing in REITs, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, investments in REITs will cause the Funds to bear their pro rata portion of the REITs management fees and other expenses. As such, a Fund’s shareholder would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

Fixed Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Fixed Income Markets Risk. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Credit Risk. A Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Funds’ assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Funds’ share price and yield and could hurt fund performance. Prepayments could also result in the realization of capital gains or ordinary income in some instances.

Additional Investment Strategies and Risks

Each Fund may invest up to 10% of its assets in U.S. agency mortgage pass-through securities, futures contracts, options on futures contracts, options, as well as swaps on securities of companies in its Underlying Index (subject to applicable limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)). Derivatives may involve risks different from, and possibly greater than, those of traditional investments. To track its Underlying Index as closely as possible, each Fund attempts to remain fully invested in securities representing its Underlying Index. Each Fund may invest, to a limited

Prospectus October 1, 2014	26	Fund Details

extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial – in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Funds may invest in other investment companies, including business development companies (“BDCs”), to the extent such other investment companies are included in a Fund’s Underlying Index. Investing in other investment companies, including BDCs, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment company’s expenses. There are certain additional risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

In addition each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. For more information regarding the Funds’ other investments and strategies, see the Funds’ Statement of Additional Information.

TAX-ADVANTAGED STRUCTURE OF EXCHANGE-TRADED FUNDS

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds’ Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

MANAGEMENT

Investment advisor and sub-advisor.

DBX Strategic Advisors LLC (the “Advisor” or “DBX”), with headquarters at 60 Wall Street, New York, New York 10005, is the investment advisor for each Fund. Under the oversight of the Board, the Advisor or the sub-advisor (under the oversight of the Advisor) makes the investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions.

Founded in 2010, the Advisor, an indirect, wholly owned subsidiary of Deutsche Bank AG, manages approximately $2 billion in 22 exchange-traded funds. Deutsche Asset & Wealth Management’s U.S. exchange-traded products (ETP) platform includes 65 ETPs, with approximately $11 billion in assets under management. Deutsche Asset & Wealth Management’s ETP platform was launched in 2006 has approximately $63 billion in assets under management as of December 31, 2013. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche

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Bank AG or any of its subsidiaries, including the Advisor. Deutsche Asset & Wealth Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, the Advisor may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those in the U.S.

The Advisor has engaged TDAM USA Inc. (“TDAM”), located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario, Canada M5J 2T2 to serve as the sub-investment advisor for each Fund. TDAM, a registered investment advisor founded in 1995, is a direct wholly-owned subsidiary of The Toronto Dominion Bank. As of June 30, 2014, TDAM had approximately $14.1 billion under management, and asset management business (TD Asset Management Inc., TDAM USA Inc. and Epoch Investment Partners, Inc., each a wholly owned subsidiary of The Toronto-Dominion Bank) at TD Bank Group collectively managed $268.1 billion.

Management fee

For the past fiscal year each Fund paid the Advisor a management fee at the annual rate as follows:

Fund	Fee as a % of average daily net assets
Deutsche X-trackers 2010 Target Date ETF	0.65%
Deutsche X-trackers 2020 Target Date ETF	0.65%
Deutsche X-trackers 2030 Target Date ETF	0.65%
Deutsche X-trackers 2040 Target Date ETF	0.65%
Deutsche X-trackers In-Target Date ETF	0.65%

Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisor, Transfer Agent, the Administrator and Accounting Agent and the Custodian. The Funds are responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Directors who are not “interested persons,” as defined by the 1940 Act, of the Company (including legal counsel fees, if any), certain out-of-pocket expenses of the Advisor or Sub-Advisor, including, but not limited to the cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds’ compliance program, litigation expenses, fees and expenses of the Funds’ independent auditors, registration fees, expenses associated with compliance by the Funds with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

The Advisor also has contractually agreed through September 30, 2015 to waive fees and/or reimburse each Fund’s expenses in order to limit each Fund’s net annual operating expenses to 0.65% (with respect to each Fund) of each Fund’s average net assets, except for acquired fund fees and expenses, interest, taxes, brokerage commissions and other extraordinary expenses (the “Expense Caps”). The Expense Caps will remain in effect until at least the date set forth above and may only be terminated with the consent of the Trust’s Board (and may not be terminated by the Advisor) prior to that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

A discussion regarding the basis for the Board’s approving the Funds’ management agreement with DBX is available in the Funds’ annual report dated May 31, 2014.

Portfolio managers

The individuals from TDAM that are responsible for the day-to-day management of the Funds are: Glenn Davis, Dennis Woessner, Vishal Bhatia and Dino Bourdos (collectively, the “Portfolio Managers”).

Glenn S. Davis, CFA, is a Managing Director of TDAM. Mr. Davis joined TDAM in 2009. He is a portfolio manager with lead manager responsibilities for fixed income models for TD Private Investment Counsel in the U.S. He is lead manager for the TDAM USA Short Term Bond Fund and the TD Private U.S. Corporate Bond Fund and co-manager of the TD U.S. Monthly Income Fund. Additionally, Mr. Davis is on the TD Wealth Asset Allocation Committee and has over 31 years of investment experience in senior roles managing both institutional and retail mandates for such U.S. firms as State Street Global Advisors (Head of Money Market Group), Boston Company Asset Management, Boston Partners Asset Management L.P. (one of 30 founding partners) and S.A.C. Capital. Mr. Davis joined TD Banknorth in 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In

Prospectus October 1, 2014	28	Fund Details

January of 2009, his group joined TDAM. Mr. Davis holds a B.A. in Economics from Colby College, Waterville, ME and has an M.B.A. in Finance from the Hofstra University Graduate School of Business and is a CFA charterholder.

Dennis Woessner, CFA, is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July 2009 as a fixed income portfolio manager. Previously, Mr. Woessner worked at Salomon Brothers Inc. from November 1988 to June 1995. While at Salomon he held a variety of fixed income positions in New York City and Boston. In June 1995, Mr. Woessner joined Standish Mellon Asset Management. During his tenure he traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams. From June 2003 through June 2008, he worked for MFM International (now Aviva Investors). During most of his tenure, he managed all-corporate and all-credit portfolio mandates. Mr. Woessner holds a B.B.A. in Banking and Finance from Hofstra University and is a CFA charterholder.

Vishal Bhatia, CFA, is a Vice President and Director of TDAM. Mr. Bhatia joined TD Asset Management Inc. in December 1996. As the lead of the Structured and Equity Index Team, he oversees research, portfolio management, and daily trading activity for U.S., Canadian and Global equity funds. Mr. Bhatia is also a Product Specialist specifically responsible for developing and marketing passive and active fundamental equity strategies. In this capacity he works closely with existing and prospective clients to incorporate these strategies into solutions that meet their needs. Mr. Bhatia graduated from the University of Toronto with an Honours Bachelor of Science in Cell and Molecular Biology and is a CFA charterholder.

Dino Bourdos, CFA, is a Managing Director of TDAM. Mr. Bourdos joined TD Asset Management Inc. as part of Canada Trust merger in February 2000. At TDAM, he is responsible for the management of and trading within derivatives-based strategies for a variety of equity, fixed income and currency overlay mandates. He also oversees the Derivatives and Passive & Structured Equity businesses. Mr. Bourdos is also a product specialist and is specifically responsible for developing and marketing portable alpha and derivatives-based strategies. In this capacity, he works closely with existing and prospective clients to provide solutions for managing overall portfolio, market and currency exposures. Prior to joining TDAM, Mr. Bourdos was an analyst and trader with Canada Trust Investment Management Group Inc. At CT IMG, his responsibilities included analyzing and trading derivatives, fixed income and currency products. Mr. Bourdos was awarded the CFA designation in 1998, completed the Chartered Market Technicians (CMT) program in 2001 and completed the first level of the Chartered Alternative Investment Analyst (CAIA) Program in 2008. He obtained his undergraduate degree in Economics from the University of Toronto in 1994.

Messrs. Davis and Bhatia are jointly and primarily responsible for the day-to-day portfolio management responsibilities of the Funds. Messrs. Woessner and Bourdos provide portfolio management services to the Funds on an auxiliary basis.

The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

The Statement of Additional Information has more detailed information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities of the Funds.

HOW TO BUY AND SELL SHARES

Shares can be bought or sold throughout the trading day like shares of any publicly traded security. To buy or sell TDX Independence Target Date Shares, you must have a brokerage account. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell Fund Shares (i.e., the market price) may be more or less than the NAV of the Shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund Shares you must buy.

The Funds are listed on NYSE Arca. NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 200,000 Shares.

Book-entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have the Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of

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Shares, you must rely upon the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

Fund share trading prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Exchanges

Shares of one Fund may not be exchanged for Shares of another Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Unlike frequent purchasing and redeeming of traditional open-end mutual fund (i.e., not exchange-traded) shares, frequent trading of Shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders because these trades do not involve the Funds directly. A few institutional investors are authorized to purchase and redeem the Funds’ Shares directly with the Funds. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in Shares of the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Fund distributions

Each Fund pays out dividends from its net investment income to investors annually. Each Fund distributes any net capital gains annually.

Dividend reinvestment service

Brokers may make available to their customers who own Fund Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund Shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the same Fund purchased in the secondary market. Distributions will be taxable whether paid in cash or reinvested in additional Shares.

Taxes

As with any investment, you should consider how your investment in Shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Funds.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your Shares of a Fund.

Taxes on distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s Shares. Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to non-corporate shareholders at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund itself must

Prospectus October 1, 2014	30	Fund Details

receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund’s Shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions declared in October, November or December but paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. To the extent the Funds “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund, you will be considered to have received as an additional dividend your share of such foreign taxes. In such circumstances, you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax, provided that the Fund meets certain eligibility requirements.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

If you are a resident or a citizen of the United States, by law, back-up withholding (currently at the rate of 28%), will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications or if otherwise required by the Internal Revenue Service.

Taxes when shares are sold

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as a long-term gain or loss if Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Medicare tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Shares. Additional information concerning the taxation of the Funds and their shareholders is contained in the Statement of Additional Information. Consult your personal tax advisor about the potential tax consequences of an investment in Shares of a Fund under all applicable tax laws.

DAILY PRICING

The net asset value, or NAV, of each Fund’s Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

If you buy or sell Fund Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund Shares in Creation Unit blocks.

The approximate value of Shares of each Fund is disseminated every fifteen seconds throughout the trading day by the U.S. securities exchange on which the Fund’s Shares are listed or by other information providers, such as Reuters. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

When calculating the NAV of the Funds’ Shares, stocks held by the Funds are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a Fund are converted into U.S. dollars using an exchange rate obtained from an independent third-party.

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When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. A Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may also be used by each Fund to value restricted securities held by the Funds or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used for domestic securities – for example, if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day; and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV.

Fair-value prices are determined according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in Shares of the Funds.

Payments to intermediaries

The Advisor, or its affiliates, may make payments to broker-dealers or other financial intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services relating to the Funds and certain other funds advised by the Advisor or its affiliates. Such payments, which may be significant to the intermediary, are not made by a Fund. Rather, such payments are made by the Advisor or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Funds and certain other funds advised by the Advisor or its affiliates. Payments of this type are sometimes referred to as revenue sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the revenue sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a Fund or other funds advised by the Advisor or its affiliates. More information regarding these payments is contained in the Funds’ Statement of Additional Information.

FUND SERVICE PROVIDERS

The Bank of New York Mellon, One Wall Street, New York, New York 10286 (“BNYM”), is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

DELIVERY OF FUND DOCUMENTS-HOUSEHOLDING

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

LICENSE GRANT

The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor. Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Underlying Indexes to track general market performance. Zacks’ only relationship to the Advisor, the licensee, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to the Funds. Zacks has no obligation to take the needs of the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Prospectus October 1, 2014	32	Fund Details

ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE. ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Prospectus October 1, 2014	33	Fund Details

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements which have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the fiscal year ended May 31, 2014, which is available upon request.

Deutsche X-trackers 2010 Target Date ETF

	Year Ended May 31,
	2014	2013	2012	2011	2010

For a Share outstanding throughout each period
Net Asset Value, beginning of year	$24.53	$23.59	$23.98	$23.24	$22.09
Income from Investment Operations:
Net investment income*	0.10	0.06	0.16	0.37	0.55
Net realized and unrealized gain (loss)	0.84	0.98	(0.35)	0.99	1.11
Contributions from advisor	—	—	—	0.04	—
Net increase (decrease) in net asset value from operations	0.94	1.04	(0.19)	1.40	1.66
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.10)	(0.20)	(0.66)	(0.51)
Net realized capital gains	—	—	—	—	—
Total distributions	(0.07)	(0.10)	(0.20)	(0.66)	(0.51)
Net Asset Value, end of year	$25.40	$24.53	$23.59	$23.98	$23.24
Total Return (%)**	3.84	4.41	(0.79)	6.09	7.51

Ratios/Supplemental Data
Net Assets, end of year (000’s omitted) ($)	10,180	9,832	9,454	14,408	18,610
Ratios to average net assets:
Expenses, net of fee waiver and expense reimbursements (%)	0.65	0.65	0.65	0.65	0.65
Expenses, prior to fee waiver and expense reimbursements (%)	1.48	1.53	1.39	1.70	2.10
Net investment income (%)	0.41	0.27	0.67	1.56	2.32
Portfolio turnover rate (%)†	85	86	65	58	51

*	Based on average shares outstanding.
**	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and capital gain distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized. The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor, Amerivest Investment Management LLC (from October 1, 2007 through October 20, 2010) and the Advisor, DBX Strategic Advisors LLC.
†	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

Prospectus October 1, 2014	34	Financial Highlights

Deutsche X-trackers 2020 Target Date ETF

	Year Ended May 31,
	2014	2013	2012	2011	2010

For a Share outstanding throughout each period
Net Asset Value, beginning of year	$25.90	$22.79	$24.00	$20.69	$18.56
Income from Investment Operations:
Net investment income*	0.27	0.26	0.28	0.44	0.51
Net realized and unrealized gain (loss)	2.26	3.15	(1.12)	3.39	2.10
Contributions from advisor	—	—	—	0.01	—
Net increase (decrease) in net asset value from operations	2.53	3.41	(0.84)	3.84	2.61
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.30)	(0.37)	(0.53)	(0.48)
Net realized capital gains	—	—	—	—	—
Total distributions	(0.25)	(0.30)	(0.37)	(0.53)	(0.48)
Net Asset Value, end of year	$28.18	$25.90	$22.79	$24.00	$20.69
Total Return (%)**	9.79	15.04	(3.49)	18.71	13.99

Ratios/Supplemental Data
Net Assets, end of year (000’s omitted) ($)	28,205	31,097	31,918	38,412	41,405
Ratios to average net assets:
Expenses, net of fee waiver and expense reimbursements (%)	0.65	0.65	0.65	0.65	0.65
Expenses, prior to fee waiver and expense reimbursements (%)	1.15	1.15	1.16	1.42	1.90
Net investment income (%)	0.99	1.08	1.20	1.97	2.43
Portfolio turnover rate (%)†	49	52	55	49	37

*	Based on average shares outstanding.
**	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and capital gain distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized. The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor, Amerivest Investment Management LLC (from October 1, 2007 through October 20, 2010) and the Advisor, DBX Strategic Advisors LLC.
†	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

Prospectus October 1, 2014	35	Financial Highlights

Deutsche X-trackers 2030 Target Date ETF

	Year Ended May 31,
	2014	2013	2012	2011	2010

For a Share outstanding throughout each period
Net Asset Value, beginning of year	$25.20	$21.30	$22.06	$18.18	$16.07
Income from Investment Operations:
Net investment income*	0.63	0.49	0.46	0.39	0.37
Net realized and unrealized gain (loss)	3.41	3.93	(0.74)	3.90	2.07
Contributions from advisor	—	—	—	0.00 [a]	—
Net increase (decrease) in net asset value from operations	4.04	4.42	(0.28)	4.29	2.44
Distributions paid to shareholders from:
Net investment income	(0.52)	(0.52)	(0.48)	(0.41)	(0.33)
Net realized capital gains	—	—	—	—	—
Total distributions	(0.52)	(0.52)	(0.48)	(0.41)	(0.33)
Net Asset Value, end of year	$28.72	$25.20	$21.30	$22.06	$18.18
Total Return (%)**	16.14	20.94	(1.17)	23.74	15.13

Ratios/Supplemental Data
Net Assets, end of year (000’s omitted) ($)	40,233	30,264	29,834	35,307	32,740
Ratios to average net assets:
Expenses, net of fee waiver and expense reimbursements (%)	0.65	0.65	0.65	0.65	0.65
Expenses, prior to fee waiver and expense reimbursements (%)	1.10	1.16	1.18	1.43	1.95
Net investment income (%)	2.34	2.11	2.17	1.93	2.01
Portfolio turnover rate (%)†	36	46	40	39	42

*	Based on average shares outstanding.
**	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and capital gain distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized. The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor, Amerivest Investment Management LLC (from October 1, 2007 through October 20, 2010) and the Advisor, DBX Strategic Advisors LLC.
†	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
[a]	Amount represents less than $0.01.

Prospectus October 1, 2014	36	Financial Highlights

Deutsche X-trackers 2040 Target Date ETF

	Year Ended May 31,
	2014	2013	2012	2011	2010

For a Share outstanding throughout each period
Net Asset Value, beginning of year	$25.03	$20.24	$21.69	$17.48	$15.35
Income from Investment Operations:
Net investment income*	0.55	0.43	0.37	0.32	0.32
Net realized and unrealized gain (loss)	3.97	4.85	(1.44)	4.25	2.08
Net increase (decrease) in net asset value from operations	4.52	5.28	(1.07)	4.57	2.40
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.49)	(0.38)	(0.36)	(0.27)
Net realized capital gains	—	—	—	—	—
Total distributions	(0.40)	(0.49)	(0.38)	(0.36)	(0.27)
Net Asset Value, end of year	$29.15	$25.03	$20.24	$21.69	$17.48
Total Return (%)**	18.15	26.35	(4.86)	26.32	15.59

Ratios/Supplemental Data
Net Assets, end of year (000’s omitted) ($)	35,006	30,062	28,358	34,723	31,477
Ratios to average net assets:
Expenses, net of fee waiver and expense reimbursements (%)	0.65	0.65	0.65	0.65	0.65
Expenses, prior to fee waiver and expense reimbursements (%)	1.11	1.17	1.20	1.43	1.97
Net investment income (%)	2.03	1.88	1.84	1.64	1.79
Portfolio turnover rate (%)†	31	34	34	35	38

*	Based on average shares outstanding.
**	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and capital gain distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized. The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor, Amerivest Investment Management LLC (from October 1, 2007 through October 20, 2010) and the Advisor, DBX Strategic Advisors LLC.
†	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

Prospectus October 1, 2014	37	Financial Highlights

Deutsche X-trackers In-Target Date ETF

	Year Ended May 31,
	2014	2013	2012	2011	2010

For a Share outstanding throughout each period
Net Asset Value, beginning of year	$27.91	$25.89	$26.54	$25.07	$24.38
Income from Investment Operations:
Net investment income*	0.16	0.14	0.16	0.25	0.33
Net realized and unrealized gain (loss)	1.54	2.02	(0.63)	1.61	0.70
Contributions from advisor	—	—	—	0.00 [a]	—
Net increase (decrease) in net asset value from operations	1.70	2.16	(0.47)	1.86	1.03
Distributions paid to shareholders from:
Net investment income	(0.13)	(0.14)	(0.18)	(0.39)	(0.34)
Net realized capital gains	(0.13)	—	—	—	—
Total distributions	(0.26)	(0.14)	(0.18)	(0.39)	(0.34)
Net Asset Value, end of year	$29.35	$27.91	$25.89	$26.54	$25.07
Total Return (%)**	6.12	8.37	(1.77)	7.44	4.23

Ratios/Supplemental Data
Net Assets, end of year (000’s omitted) ($)	11,762	11,187	10,376	15,948	20,074
Ratios to average net assets:
Expenses, net of fee waiver and expense reimbursements (%)	0.65	0.65	0.65	0.65	0.65
Expenses, prior to fee waiver and expense reimbursements (%)	1.41	1.47	1.36	1.66	2.06
Net investment income (%)	0.57	0.51	0.59	0.96	1.30
Portfolio turnover rate (%)†	79	62	59	60	42

*	Based on average shares outstanding.
**	Total Return is calculated assuming an initial investment made at the Net Asset Value at the beginning of the period, reinvestment of all dividends and capital gain distributions at Net Asset Value during the period, and redemption at Net Asset Value on the last day of the period. Total Return calculated for a period of less than one year is not annualized. The Total Return would have been lower if certain fees had not been reimbursed by the investment sub-advisor, Amerivest Investment Management LLC (from October 1, 2007 through October 20, 2010) and the Advisor, DBX Strategic Advisors LLC.
†	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
[a]	Amount represents less than $0.01.

Prospectus October 1, 2014	38	Financial Highlights

Other Information

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because new Fund Shares may be issued on an ongoing basis, a “distribution” of Fund Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent Fund Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Fund Shares with an active selling effort involving solicitation of secondary-market demand for Fund Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Fund Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. For purposes of the 1940 Act, Shares are issued by the Funds and the acquisition of Shares by investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that a registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Prospectus October 1, 2014	39	Other Information

FOR MORE INFORMATION

If you would like more information about the db-X Exchange-Traded Funds Inc., the following documents are available free, upon request:

Annual/Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The annual and semi-annual reports are incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, or the SAI, or to request additional information about the Funds, please contact us as follows:

Call:	1-877-369-4617 Monday through Friday 9:00 a.m. to 5:00 p.m. (Eastern Time)
Write:	db-X Exchange-Traded Funds Inc. c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
Visit:	www.deutsche-etfs.com

Information Provided by the Securities and Exchange Commission

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Investment Company Act file number for db-X Exchange-Traded Funds Inc. is: 811-22001 db-X Exchange-Traded Funds Inc.

60 Wall Street

New York, New York 10005

db-X EXCHANGE-TRADED FUNDS INC.

Deutsche X-trackers 2010 Target Date ETF (NYSE Arca, Inc. – TDD)

Deutsche X-trackers 2020 Target Date ETF NYSE Arca, Inc. – TDH)

Deutsche X-trackers 2030 Target Date ETF (NYSE Arca, Inc. – TDN)

Deutsche X-trackers 2040 Target Date ETF (NYSE Arca, Inc. – TDV)

Deutsche X-trackers In-Target Date ETF (NYSE Arca, Inc. – TDX)

Statement of Additional Information

October 1, 2014

This Statement of Additional Information (“SAI”), which is not a prospectus, contains additional information about db-X Exchange-Traded Funds Inc. (the “Company”). This Statement of Additional Information should be read in conjunction with the Company’s current Prospectus, dated October 1, 2014, as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.

The Annual Report to shareholders for the fiscal year ended May 31, 2014 is a separate document supplied with this SAI, and the financial statements, including the financial highlights, accompanying notes and report therein of Ernst & Young LLP, the Company’s independent registered public accounting firm, are incorporated by reference into this SAI. A copy of the Prospectus, Annual Report to shareholders, or Semi-Annual Report to shareholders may be obtained, without charge, by writing to the Company’s Distributor, ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado, 80203, by calling 1-800-925-2870, or by visiting the Funds’ website at www.deutsche-etfs.com.

I. GENERAL INFORMATION ABOUT THE COMPANY

The Company was organized as a Maryland corporation on December 22, 2006. The Company is comprised of five different portfolios (each, a “Fund” and together, the “Funds”).

Effective August 11, 2014, the Board of Directors (the “Board”), approved changes to the names of each Fund currently comprising the Company as follows:

Old Name	New Name
db X-trackers 2010 Target Date Fund	Deutsche X-trackers 2010 Target Date ETF
db X-trackers 2020 Target Date Fund	Deutsche X-trackers 2020 Target Date ETF
db X-trackers 2030 Target Date Fund	Deutsche X-trackers 2030 Target Date ETF
db X-trackers 2040 Target Date Fund	Deutsche X-trackers 2040 Target Date ETF
db X-trackers In Target Date Fund	Deutsche X-trackers In Target Date ETF

Each Fund currently offers one class of shares known as Deutsche-X Target Date Shares. The Company may create additional Funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

The Funds are registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as open-end, diversified management investment companies.

Each Fund offers and issues Deutsche-X Target Date Shares at net asset value only in aggregations of a specified number of shares, generally in exchange for a basket of equity and fixed income securities included in the Underlying Index, together with the deposit of a specified cash payment. Deutsche-X Target Date Shares have been approved for listing and secondary trading on NYSE Arca, Inc. (“NYSE Arca”). Deutsche-X Target Date Shares trade on NYSE Arca at market prices that may be below, at, or above net asset value. Deutsche-X Target Date Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 200,000 shares. In the event of the liquidation of a Fund, the Company may lower the number of shares in a Creation Unit.

The Company reserves the right to offer a “cash” option for creations and redemptions of Deutsche-X Target Date Shares, although it has no current intention of doing so. Deutsche-X Target Date Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

II. INVESTMENT POLICIES AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Funds’ principal investment strategies, each Fund may, from time to time, and subject to its investment objective and principal investment strategies, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below. In addition to these strategies and practices, each Fund may invest in futures contracts, options on futures contracts, options, as well as swaps on securities in the Underlying Indexes. Each Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

Limitations and restrictions on investments in securities that are discussed in the Prospectus or in this Statement of Additional Information whether or not expressed in terms of percentage limitations, are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

BORROWING AND OTHER FORMS OF LEVERAGE. Each Fund may borrow money from banks in amounts up to one-third of its total assets. A Fund that borrows will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, a Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, each Fund may borrow from banks up to 5% of the Fund’s total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

In addition to borrowing money from banks, each Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, entering into reverse repurchase agreements or using derivatives such as swaps, futures, and options. To the extent that a Fund engages in such transactions, a Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets on its books in respect of such transactions during the period in which the transactions are open; or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, a Fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a Fund.

In some cases, (e.g., with respect to futures that are contractually required to “cash settle”), a Fund is permitted under relevant guidance from the SEC or SEC staff to segregate assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, a Fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

A Fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently, or in the future, permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund. Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets for segregation and “cover” purposes could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

COMMON STOCK. The Funds will invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

DEBT SECURITIES. The Funds will invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and U.S. agency mortgage pass-through securities.

Variable or floating rate debt securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

The Funds may invest in debt obligations that are considered investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined to be of comparable quality).

The Funds may also acquire zero coupon obligations. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

FOREIGN SECURITIES. Each Fund purchases publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, certain of the Funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and Non-Voting Depositary Receipts (“NVDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other forms of Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, NVDRs are designed for use in the Thai securities market and GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser and/or Sub-Adviser deem illiquid at the time of purchase or for which pricing information is not readily available. Depositary Receipts may be either sponsored or unsponsored. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

The Funds may invest in fixed income securities issued by entities outside the U.S. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, facilitate trading or reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 promulgated under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase the value of one or more securities indexes when the Adviser and/or Sub-Adviser anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value. By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Pursuant to a claim for exclusion filed with the National Futures Association (“NFA”) on behalf of each Fund, the Trust is not deemed to be a “commodity pool operator” (“CPO”), under the CEA, and it is not subject to registration or regulation as such under the CEA. The Investment Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, the CFTC adopted certain regulatory changes that may subject the Investment Adviser to register with the CFTC as CPO if a Fund is unable to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, the Trust, on behalf of each Fund must meet one of the following tests under the amended regulations in order to claim an exclusion from the definition of a CPO. First, the aggregate initial margin and premiums required to establish a Fund’s positions in such investments may not exceed five percent of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Adviser is required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements could increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund. Furthermore, because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or the securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Adviser and/or Sub-Adviser or otherwise affiliated with the Adviser and/or Sub-Adviser, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees that would be in addition to those incurred by the Fund.

MONEY MARKET INSTRUMENTS. The Funds may invest in “money market instruments,” which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

Investments by a Fund in commercial paper will consist of issues that are rated “A-2” or better by S&P or “Prime-2” or better by Moody’s. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third-party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

OPTIONS. The Funds may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option), or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer.

If a trading market in particular options were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

REAL ESTATE INVESTMENT TRUSTS (REITs). The Funds may invest in REITs, which pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Among other organizational and operational requirements, to qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

An equity REIT’s performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT’s performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Such factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Under certain circumstances, the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by the Adviser and/or Sub-Adviser. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser and/or Sub-Adviser believe it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SHORT-TERM INSTRUMENTS. The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit (“Yankee CDs”), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the FDIC or any other agency of the U.S. government. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

SWAP AGREEMENTS. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund. Cleared swap agreements are contracts in which payments are guaranteed by a central clearinghouse.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

U.S. AGENCY MORTGAGE PASS-THROUGH SECURITIES. The Funds may purchase U.S. Agency pass-through mortgage obligations that meet each Fund’s selection criteria and are investment-grade or of comparable quality. Mortgage pass-throughs are securities that pass-through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Federal National Mortgage Association (“FNMA” or “Fannie Mae”).

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPA to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is anticipated that the new amendment would put Fannie Mae and Freddie Mac in a better position to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

III. FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. For these purposes, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the outstanding shares of a Fund, if the holders of more than 50% of a Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund. The Funds may not:

1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

4. Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

6. Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of a Fund’s assets.

Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Funds’ compliance with said limitations.

IV. MANAGEMENT

OFFICERS AND DIRECTORS

The business and affairs of the Funds are managed under the direction of the Company’s Board of Directors (the “Board”). The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company’s organizational documents. The Board is currently comprised of four Directors, of whom three Directors are not “interested” persons of the Company or the Advisor, as defined under the 1940 Act (“Independent Directors”). The Directors do not serve as directors for any other funds advised by the Advisor or any funds that have an investment advisor that is affiliated with the Advisor. The mailing address of the Directors and officers is 60 Wall Street, New York, New York 10005.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director During Past 5 Years
Independent Directors
R. Charles Tschampion Age 68, 60 Wall Street New York, New York 10005	Director, Chairman of the Audit Committee and Member of the Nominating Committee	Since 2007	Director, Special Projects CFA Institute (2005 to 2014); Trustee of Lehigh University (October 1998-June 2010) and Chair of the Investment Sub-Committee for the Lehigh University Endowment Fund (1998 to 2008).	5	Trustee and Member of the Audit Committee, SPDR Select Sector Trust; Director, Real Estate Information Standards Board.

Ernest J. Scalberg Age 69, 60 Wall Street New York, New York 10005	Director, Member of the Audit Committee and Nominating Committee	Since 2007	Research Professor, and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to present); Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business (2001-2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 to present).	5	Trustee and Chair of the Nominating and Governance Committee and Member of the Audit Committee, Select Sector SPDR Trust; Trustee, Chair of the Audit Committee and member of the Nominating and Governance Committees, Principal Real Estate Income Fund, Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

Michael G. Smith Age 70, 60 Wall Street New York, New York 10005	Director, Member of the Audit Committee and Nominating Committee	Since 2007	Retired; formerly with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996 to 1998), Head of Regional U.S. Institutional Sales (1995 to 1996) and of U.S. Central Region (1986 to 1995).	5	Director, Ivy Funds, Inc.; Director, Northwestern Mutual Series Fund, Inc.; Director, Cox Business School, Southern Methodist University.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director During Past 5 Years
Interested Director*
Alex Depetris Age 34, 60 Wall Street New York, New York 10005	Director, Chairman of the Board, President, Chief Executive Officer, and Secretary	Since 2010	Director in the Deutsche Asset and Wealth Management Passive Asset Management Group at Deutsche Bank AG since 2008; Associate, with the law firm of Arnold & Porter, 2006 to 2008; Associate, with the law firm of Sullivan & Worcester, 2005 to 2006.	22	Trustee Chairman of the Board, DBX ETF Trust.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael Gilligan Age 48, 60 Wall Street New York, New York 10005	Treasurer, Chief Financial Officer and Controller	Since 2010	Director in the Finance Group at Deutsche Bank AG with CFO responsibility for DBX Strategic Advisors LLC, DBX Advisors LLC and DB Commodity Services LLC since 2008; Chief Operating Officer, Americas Credit Trading, Credit Suisse, 2007 to 2008; Director in the Finance Group, Credit Suisse, 1998 to 2007.

Martin Kremenstein Age 38, 60 Wall Street New York, New York 10005	Chief Operating Officer	Since 2010	Managing Director in the Deutsche Asset and Wealth Management Passive Asset Management Group at Deutsche Bank AG since 2006; Vice President, Market Risk Management JP Morgan Chase until 2006.

Frank Gecsedi Age 47, 60 Wall Street New York, New York 10005	Chief Compliance Officer	Since 2010	Vice President of Deutsche Bank’s Global Markets Legal, Risk and Capital Division since 2010; Vice President and Compliance Manager at Bank of America Merrill Lynch, 2000-2010.

*	Interested Directors of the Company are “interested persons” as defined in the 1940 Act.

No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Funds for serving as an officer or Director of the Company or the Funds. The Company pays each Disinterested Director an annual fee of $30,000, plus $4,000 per meeting attended ($1,000 per meeting, if attended telephonically). Each Disinterested Director will also receive $2,000 per Audit Committee meeting attended, although the Audit Committee Chairman will receive $3,000 per Audit Committee meeting attended. The Company reimburses each Director for their costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

Set forth below is the compensation received by the Directors from the Company for the fiscal year ended May 31, 2014. Directors’ fees and expenses are allocated among the Funds based on each Fund’s relative net assets.

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex Paid to Directors
Alex Depetris	—	—	—	—
R. Charles Tschampion	$34,500	—	—	$34,500
Ernest J. Scalberg	$37,500	—	—	$37,500
Michael G. Smith	$37,500	—	—	$37,500

Director Ownership of Fund Shares. The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2013.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPLEX
Alex Depetris	None	None
R. Charles Tschampion	None	None
Ernest J. Scalberg	$10,001-$50,000	$10,001-$50,000
Michael G. Smith	None	None

As of the date of this SAI, as to each Disinterested Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of a Fund.

INFORMATION CONCERNING OUR BOARD OF DIRECTORS

The Role of the Board

The Board of Directors (the “Board”) of the Funds provides oversight of the management and operations of the Funds. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Funds, such as the Funds’ Advisor, Sub-Advisor(s), Distributor, Administrator, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Funds and their service providers, including the agreements with the Advisor, Sub-Advisor(s), Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various senior individuals of the Advisor to serve as officers of the Funds, with responsibility to monitor and report to the Board on the Funds’ day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Funds’ operations. The Board has appointed a Chief Compliance Officer who administers the Funds’ compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with Fund officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Funds and its oversight role does not make the Board a guarantor of the Funds’ investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees, an Audit Committee and Nominating Committee, which are discussed in greater detail below under “Board Committees.” The Audit Committee also serves as the Fund’s Qualified Legal Compliance Committee (the “QLCC”). A majority of the members of the Board are not “interested persons,” as defined in the 1940 Act, of the Company (the “Disinterested Directors”), which are Directors that are not affiliated with the Advisor or its affiliates. The Audit Committee is comprised entirely of the Disinterested Directors. The Chairman of the Board is the Chief Executive Officer (“CEO”) of the Advisor. The Board has not appointed a lead Disinterested Director. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the CEO of the Advisor, can provide valuable input based on his tenure with the

Advisor and experience in the types of securities in which the Fund invests. The Board has also determined that the structure, function and composition of the Audit Committee, which also serves as the Fund’s QLCC, and Nominating Committee, are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an interested Director.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Board’s oversight of risk management in a variety of ways, including (i) meeting with the Funds’ Treasurer and with the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002; and (ii) reporting to the Board as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as Directors of the Funds in light of the Funds’ business and structure. Each of the Directors has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. Each of the Disinterested Directors has served on the Board of the Funds for several years. They therefore have substantial board experience and, in their service to the Funds, have gained substantial insight as to the operation of the Funds and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board annually conducts a “self-assessment” wherein the performance and effectiveness of the Board and individual Directors is reviewed. In addition to the information provided above, below is certain additional information concerning each particular Director and certain of their Director Attributes. The information provided below, and above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Funds.

Alex Depetris. In addition to his tenure as Director in the DBX Group at Deutsche Bank AG, Mr. Depetris has experience as an attorney at the law firms of Arnold & Porter LLP and Sullivan & Worcester LLP. Therefore, Mr. Depetris has extensive knowledge of the regulatory framework under which investment companies operate, including with respect to exchange-traded funds.

R. Charles Tschampion. In addition to his tenure as a Director of the Funds, Mr. Tschampion has extensive business experience with particular investment experience through his former position as the Managing Director of Defined Contribution Plans and Chief Investment Strategist at General Motors Asset Management Corporation. Mr. Tschampion is a CFA charter holder and currently serves on the boards of directors of another investment management company and non-profit entities. In serving on these boards, Mr. Tschampion has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Tschampion serves as the Chairman of the Company’s Audit Committee and is a member of the Company’s Nominating Committee. In serving on the Company’s Board for seven years, Mr. Tschampion understands the regulation, management and oversight necessary of investment management companies. Mr. Tschampion has been determined to qualify as an Audit Committee financial expert for the Company.

Ernest J. Scalberg. In addition to his tenure as a Director of the Funds, Dr. Scalberg has extensive business and distinguished academic experience. Dr. Scalberg currently serves as Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies and serves on the boards of directors of another investment management company and non-profit entities. In serving on these boards, Dr. Scalberg has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Dr. Scalberg is a member of the Company’s Audit and Nominating Committees. In serving on the Company’s Board for seven years, Dr. Scalberg understands the regulation, management and oversight necessary of investment management companies. Dr. Scalberg has been determined to qualify as an Audit Committee financial expert for the Company.

Michael G. Smith. In addition to his tenure as a Director of the Funds, Mr. Smith has extensive business experience through his former position as the Managing Director of Corporate and Institutional Client Group, Central Region, at Merrill Lynch & Company, Inc. Mr. Smith currently serves on the boards of directors of other investment management companies and a non-profit organization. In serving on these boards, Mr. Smith has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Smith is a member of the Company’s Audit and Nominating Committees. In serving on the Company’s Board for seven years, Mr. Smith understands the regulation, management and oversight necessary of investment management companies. Mr. Smith has been determined to qualify as an Audit Committee financial expert for the Company.

BOARD COMMITTEES

The Board has established two standing committees, an Audit Committee and Nominating Committee, and the membership guidelines of each committee to assist in its oversight of the Company and the Funds. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Funds’ committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks.

Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and Sub-Advisor(s) and certain of their control persons. The Audit Committee is comprised of all of the Company’s Disinterested Directors. The Audit Committee also meets with the Accountants to review the Funds’ financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee met 2 times during the fiscal year ended May 31, 2014.

The Audit Committee also acts as the Company’s QLCC for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended May 31, 2014, the QLCC did not meet.

Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not “interested persons,” as defined in the 1940 Act, of the Funds is committed. The Nominating Committee is comprised of all of the Company’s Disinterested Directors. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so. The Nominating Committee did not meet during the fiscal year ended May 31, 2014.

INVESTMENT ADVISOR AND SUB-ADVISOR

DBX Strategic Advisors LLC (the “Advisor” or “DBX”) serves as the investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Company’s Board of Directors. The Advisor is located at 60 Wall Street, New York, NY 10005. The Advisor is a Delaware limited liability company and a wholly-owned subsidiary of Deutsche Bank AG. TDAM USA Inc. (the “Sub-Advisor” or “TDAM”) serves as a sub-advisor to the Funds. TDAM, located at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2, is a direct, wholly-owned subsidiary of The Toronto Dominion Bank. As of June 30, 2014, TDAM had approximately $14.1 billion under management, and asset management business (TD Asset Management Inc., TDAM USA Inc. and Epoch Investment Partners, Inc., each a wholly owned subsidiary of The Toronto-Dominion Bank) at TD Bank Group collectively managed $268.1 billion. TDAM chooses each Fund’s portfolio investments and places orders to buy and sell the Fund’s portfolio investments. As described more fully below, TDAM is responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds’ Board of Directors, and is responsible for managing the investment and reinvestment of each Fund’s assets in accordance with the Fund’s objectives and for general administration, compliance and management services as may be agreed between Advisor and Sub-Advisor from time to time.

Prior to September 30, 2010, Amerivest Investment Management LLC (“Amerivest”) also served as a sub-advisor to the Funds. Amerivest, located at 1005 North Ameritrade Place, Bellevue, Nebraska 68005, is a Delaware limited liability company and a wholly-owned subsidiary of TD AMERITRADE Holding Corporation, whose headquarters are located at 4211 South 102nd Street, Omaha, Nebraska 68127 (“TDAHC”).

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

DBX Strategic Advisors LLC serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”). TDAM USA Inc. serves as the investment sub-adviser to the Funds pursuant to a sub-advisory agreement between DBX and TDAM.

The Funds’ accrued advisory fees, waived fees and net advisory fees paid for the fiscal year ended May 31, 2012, is shown in the table below.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
Deutsche X-trackers 2010 Target Date ETF	$90,474	$90,474	$0
Deutsche X-trackers 2020 Target Date ETF	$229,222	$178,706	$50,516
Deutsche X-trackers 2030 Target Date ETF	$204,785	$167,873	$36,912
Deutsche X-trackers 2040 Target Date ETF	$187,408	$157,792	$29,616
Deutsche X-trackers In-Target Date ETF	$97,342	$97,342	$0

The Funds’ accrued advisory fees, waived fees and net advisory fees paid for the fiscal year ended May 31, 2013, is shown in the table below.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
Deutsche X-trackers 2010 Target Date ETF	$62,690	$62,690	$0
Deutsche X-trackers 2020 Target Date ETF	$201,090	$155,260	$45,830
Deutsche X-trackers 2030 Target Date ETF	$208,663	$161,871	$46,792
Deutsche X-trackers 2040 Target Date ETF	$189,623	$150,327	$39,296
Deutsche X-trackers In-Target Date ETF	$70,168	$70,168	$0

The Funds’ accrued advisory fees, waived fees and net advisory fees paid for the fiscal year ended May 31, 2014, is shown in the table below.

	Advisory Fees Accrued	Advisory Fees Waived	Net Advisory Fees Paid
Deutsche X-trackers 2010 Target Date ETF	$65,087	$65,087	$0
Deutsche X-trackers 2020 Target Date ETF	$180,176	$139,432	$40,744
Deutsche X-trackers 2030 Target Date ETF	$221,316	$152,758	$68,558
Deutsche X-trackers 2040 Target Date ETF	$211,921	$150,231	$61,690
Deutsche X-trackers In-Target Date ETF	$74,785	$74,785	$0

Pursuant to the TDAM Sub-Advisory Agreement, the Advisor pays the Sub-Advisor on a quarterly basis a portion of the net advisory fees it receives based on a percentage of the average daily net assets of each Fund as set forth below:

•	10 basis points (0.10%) of the first $100 million in combined average daily net assets of all Funds; and

•	5 basis points (0.05%) of the combined average daily net assets of all Funds in excess of $100 million.

There is a minimum annual fee of $35,000 per Fund.

PORTFOLIO MANAGERS

Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”).

DBX supervises and manages the investment portfolio of each Fund and directs the purchase and sale of the Fund’s investment securities. DBX utilizes teams of investment professionals acting together to manage the assets of each Fund. The DBX Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Funds are: Glenn Davis and Vishal Bhatia. Dennis Woessner and Dino Bourdos provide portfolio management services to the Funds on an auxiliary basis.

Fixed Income Portion

Messrs. Davis and Woessner are responsible for the day-to-day management of the fixed income portfolios of the Funds.

Glenn S. Davis, CFA, is a Managing Director of TDAM. Mr. Davis joined TDAM in 2009. He is a portfolio manager with lead manager responsibilities for fixed income models for TD Private Investment Counsel in the U.S. He is lead manager for the TDAM USA Short Term Bond Fund and the TD Private U.S. Corporate Bond Fund and co-manager of the TD U.S. Monthly Income Fund. Additionally, Mr. Davis is on the TD Wealth Asset Allocation Committee and has over 30 years of investment experience in senior roles managing both institutional and retail mandates for such U.S. firms as State Street Global Advisors (Head of Money Market Group), Boston Company Asset Management, Boston Partners Asset Management L.P. (one of 30 founding partners) and S.A.C. Capital. Mr. Davis joined TD Banknorth in 2005 as a Senior Vice President and Chief Investment Strategist and Head of Fixed Income. In January of 2009, his group joined TDAM. Mr. Davis holds a B.A. in Economics from Colby College, Waterville, ME and has an M.B.A. in Finance from the Hofstra University Graduate School of Business and is a CFA charterholder.

Dennis Woessner, CFA, is a Vice President and Director of TDAM. Mr. Woessner joined TDAM in July 2009 as a fixed income portfolio manager. Previously, Mr. Woessner worked at Salomon Brothers Inc. from November 1988 to June 1995. While at Salomon he held a variety of fixed income positions in New York City and Boston. In June 1995, Mr. Woessner joined Standish Mellon Asset Management. During his tenure he traded a range of fixed income asset classes and was part of the securitized and corporate bond strategy teams. From June 2003 through June 2008, he worked for MFM International (now Aviva Investors). During most of his tenure, he managed all-corporate and all-credit portfolio mandates. Mr. Woessner holds a B.B.A. in Banking and Finance from Hofstra University and is a CFA charterholder.

Equity Portion

Messrs. Bhatia and Bourdos are responsible for the day-to-day management of the equity portfolios of the Funds.

Vishal Bhatia, CFA, is a Vice President and Director of TDAM. Mr. Bhatia joined TD Asset Management in December 1996. As the lead of the Structured and Equity Index Team, he oversees research, portfolio management, and daily trading activity for U.S., Canadian and Global equity funds. Mr. Bhatia is also a Product Specialist specifically responsible for developing and marketing passive and active fundamental equity strategies. In this capacity he works closely with existing and prospective clients to incorporate these strategies into solutions that meet their needs. Mr. Bhatia graduated from the University of Toronto with an Honours Bachelor of Science in Cell and Molecular Biology and is a CFA charterholder.

Dino Bourdos, CFA, is a Managing Director of TDAM. Mr. Bourdos joined TD Asset Management Inc. as part of Canada Trust merger in February 2000. At TDAM, he is responsible for the management of and trading within derivatives-based strategies for a variety of equity, fixed income and currency overlay mandates. He also oversees the Derivatives and Passive & Structured Equity businesses. Mr. Bourdos is also a product specialist and is specifically responsible for developing and marketing portable alpha and derivatives-based strategies. In this capacity, he works closely with existing and prospective clients to provide solutions for managing overall portfolio, market and currency exposures. Prior to joining TDAM, Mr. Bourdos was an analyst and trader with Canada Trust Investment Management Group Inc. At CT IMG, his responsibilities included analyzing and trading derivatives, fixed income and currency products. Mr. Bourdos was awarded the CFA designation in 1998, completed the Chartered Market Technicians (CMT) program in 2001 and completed the first level of the Chartered Alternative Investment Analyst (CAIA) Program in 2008. He obtained his undergraduate degree in Economics from the University of Toronto in 1994.

Other Accounts Managed

The Portfolio Managers were also primarily responsible for the day-to-day management of other accounts, as set forth in the tables below.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts, as of May 31, 2014, except as otherwise noted, in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information relating to other accounts managed by Mr. Davis, co-managed with Mr. Woessner*:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	1	13
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$93.26	$357.65	$3,090.03
Assets Managed with Performance-Based Fees	0	0	0

*	The other accounts represented are co-managed with Mr. Woessner.

The following table provides information relating to other accounts managed by Mr. Bhatia:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	13	20	19
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$685.12	$16,482.61	$2,964.29
Assets Managed with Performance-Based Fees	0	0	0

The following table provides information relating to other accounts managed by Mr. Bourdos:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	7	30
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$742.97	$20,893.73
Assets Managed with Performance-Based Fees	0	0	0

Portfolio Manager Compensation

As a member of TD Bank Group, TDAM has the following major components in its compensation program for the Portfolio Managers:

•	Base Salary

•	Annual Incentive Program

•	Long Term Incentive Plan

•	Profit Sharing Plan

TDAM maintains competitive salaries for all employees, based on independent research of the investment management industry.

Each Portfolio Manager may be eligible to participate in the Long Term Incentive Plan. The purpose of this plan is to encourage employees to increase their interest in TD Bank Group’s long term success by awarding them “Units” which will provide future compensation related to the price of the common shares of TD Bank at that future time.

The investment performance of products under management does not drive any variable components of compensation. Amounts paid under the Annual Incentive Program will vary. In the case of TDAM, these amounts are based on how well the individual employee and TDAM performed over the course of the most recent fiscal year.

Participation in the Profit Sharing Plan enables employees to share in the profits of TDAM, limited to a certain percentage.

Portfolio Manager Ownership of Fund Shares

As of May 31, 2014, none of the Portfolio Managers beneficially owned any shares of the Funds.

Potential Conflicts of Interest

Because the Portfolio Managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. The Portfolio Managers may manage other portfolios that have a similar investment style as the Funds. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Funds managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for Portfolio Managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the Portfolio Manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow TDAM to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”), a Colorado corporation with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as the Funds’ distributor. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of the Funds. The Distribution Agreement continues for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the Funds’ Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor.

The Distributor will deliver the Funds’ Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund Shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Adviser currently pays the Distributor, from the Adviser’s own resources for such purposes.

The Adviser and/or its subsidiaries or affiliates (“Deutsche-X Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain marketing activities related to the Funds or other funds advised by the Adviser or its affiliates (“Deutsche-X Funds“) (with such payments being “Payments”). Any Payments made by Deutsche-X Entities will be made from their own assets and not from the assets of the Funds. Although a portion of Deutsche-X Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other Deutsche-X Funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds or other Deutsche-X Funds. Deutsche-X Entities may make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems (“Education Costs”). Deutsche-X Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to other Deutsche-X Funds or exchange-traded funds in general (“Publishing Costs”). In addition, Deutsche-X Entities may make Payments to Intermediaries that make shares of the Funds and certain other Deutsche-X Funds available to their clients or for otherwise promoting the Funds and other Deutsche-X Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds and other Deutsche-X Funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of September 28, 2014, Deutsche-X Entities had arrangements to make Payments to E*Trade Financial Corporation (“E*Trade”).

Pursuant to the Deutsche-X Entities’ arrangement with E*Trade, E*Trade has agreed to promote certain of the Deutsche-X Funds to E*Trade’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of the Funds online (the “Co-Branded Marketing Program”). Deutsche-X Entities have agreed to facilitate the Co-Branded Marketing Program by making Payments to E*Trade during the term of the agreement based on a certain percentage of the assets of the Deutsche-X Funds held in the accounts of E*Trade’s customers.

Deutsche-X Entities may determine to make Payments based on any number of metrics. For example, Deutsche-X Entities may make Payments at year end or other intervals in a fixed amount, based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more Deutsche-X Funds in a year or other period, any of which arrangements may include an agreed upon minimum or maximum payment, or any combination of the foregoing. Any payments made by the Deutsche-X Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds or other Deutsche-X Funds.

ADMINISTRATOR AND ACCOUNTING AGENT

The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Accounting Agent for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BNY Mellon serves as Administrator and Accounting Agent for the Funds pursuant to an Administration and Accounting Agreement. Under the Administration and Accounting Agreement, BNY Mellon is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Company and each Fund. As Fund Accountant, BNY Mellon holds the Funds’ assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BNY Mellon for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

For the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012 the Advisor paid the Administrator and Accounting Agent a total of $40,561, $127,005 and $139,482, respectively.

CUSTODIAN AND TRANSFER AGENT

BNY Mellon, 101 Barclay Street, New York, New York 10286 also serves as custodian for the Funds pursuant to a Custodian Agreement. BNY Mellon also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BNY Mellon may be reimbursed by the Funds for its out-of-pocket expenses.

LEGAL COUNSEL

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036-6797, serves as legal counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York 10036. The independent registered accounting firm for the Trust, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Accounting Oversight Board (United States) which require it to plan and perform its audits to provide reasonable assurance about whether the Trust’s financial statements and financial highlights are free of material misstatement.

V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 29, 2014, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of August 29, 2014, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Deutsche X-trackers 2010 Target Date ETF

Name and Address	Percentage Ownership
KCG Americas LLC 545 Washington Blvd. Jersey City, NJ 07310	6.90%

National Financial Services 499 Washington Blvd. Jersey City, NJ 07310	7.68%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	6.92%

Charles Schwab & Co., Inc. 2423 E. Lincoln Drive Phoenix, AZ 85016	8.30%

Citibank, N.A. 3801 Citibank Center 3rd Floor, Zone 12 Tampa, FL 33610	20.56%

E*Trade Bank 34 Exchange Place Jersey City, NJ 07311	5.93%

Merrill Lynch, Pierce, Fenner & Smith 4804 Deer Lake Drive E Jacksonville, FL 32246	9.71%

Timber Hill LLC 1 Pickwill Plaza Greenwich, CT 06830	6.29%

Deutsche X-trackers 2020 Target Date ETF

Name and Address	Percentage Ownership
Goldman Sachs Execution & Clearing Proxy Dept. 30 Hudson Street Jersey City, NJ 07302	9.03%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	75.28%

JPMC Clearing Corp. Proxy Dept. 3 Chase Metrotech Center Brooklyn, NY 11245	5.04%

Deutsche X-trackers 2030 Target Date ETF

Name and Address	Percentage Ownership

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	74.33%

Deutsche X-trackers 2040 Target Date ETF

Name and Address	Percentage Ownership
TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	69.62%

Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.88%

E*Trade Bank 34 Exchange Place Jersey City, NJ 07311	7.14%

Deutsche X-trackers In-Target Date ETF

Name and Address	Percentage Ownership
Goldman Sachs Execution & Clearing Proxy Dept. 30 Hudson Street Jersey City, NJ 07302	28.20%

TD Ameritrade 1005 N. Ameritrade Place Bellevue, NE 68005	48.89%

JPMC Clearing Corp. Proxy Dept. 3 Chase Metrotech Center Brooklyn, NY 11245	14.97%

VI. CODE OF ETHICS

The Company, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Funds in securities that may be purchased or held by the Funds to ensure that such investments do not disadvantage the Funds. The codes of ethics for the Company, the Advisor, the Sub-Advisor and the Distributor are filed as exhibits to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

VII. PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility to vote proxies for securities held in the Funds’ portfolios to TDAM, subject to the Advisor’s and Board’s oversight. TDAM’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. A copy of each Fund’s voting record on Form N-PX relating to portfolio securities for the twelve month period ended June 30, 2014, may be obtained by calling the Funds at 1-877-369-4617 and on the SEC’s website at http://www.sec.gov.

VIII. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Company’s Board of Directors has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet websites. In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the applicable Fund.

IX. PORTFOLIO TRANSACTIONS

The policy of the Company regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining “best execution” of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

The Advisor and Sub-Advisor owe a fiduciary duty to their clients to obtain best execution on trades effected. “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker-dealers. The Advisor and Sub-Advisor will also use ECNs when appropriate.

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and interpretations thereunder, TDAM may cause a Fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services and products if TDAM determines in good faith that the commission is reasonable in relation to the services and products utilized. In addition to agency transactions, TDAM may receive brokerage or research services and products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services and products may include, but are not limited to: economic, industry, or company research reports or investment recommendations; subscriptions to certain financial publications; market data such as stock quotes, last sale prices, trading volumes and similar data; databases and software, including, but not limited to, quantitative analytical software; and products and services that assist in effecting transactions and functions incidental thereto, including services of third-party computer systems directly related to brokerage activities and routing settlement instructions. TDAM may use brokerage or research services and products furnished by brokers, dealers or service providers in servicing all client accounts, and not all services and products may necessarily be used in connection with the account that paid the commissions or spreads to the broker or dealer.

The Advisor and Sub-Advisor assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Advisor are considered at, or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund may exceed 100%. The overall reasonableness of brokerage commissions is evaluated by the Advisor and each Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

The Funds’ portfolio turnover rates for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012 were as follows:

	5/31/14	5/31/13	5/31/12
Deutsche X-trackers 2010 Target Date ETF	85%	86%	65%
Deutsche X-trackers 2020 Target Date ETF	49%	52%	55%
Deutsche X-trackers 2030 Target Date ETF	36%	46%	40%
Deutsche X-trackers 2040 Target Date ETF	31%	34%	34%
Deutsche X-trackers In-Target Date ETF	79%	62%	59%

Brokerage commissions for the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012 are shown in the table below:

	5/31/14	5/31/13	5/31/12
Deutsche X-trackers 2010 Target Date ETF	$495	$951	$546
Deutsche X-trackers 2020 Target Date ETF	$3,299	$8,638	$5,641
Deutsche X-trackers 2030 Target Date ETF	$7,463	$11,861	$6,888
Deutsche X-trackers 2040 Target Date ETF	$6,049	$13,958	$6,851
Deutsche X-trackers In-Target Date ETF	$877	$1,768	$1,109

X. SHARE PRICE

NET ASSET VALUE

Each Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund Shares outstanding for that class.

XI. INFORMATION ABOUT DEUTSCHE-X TARGET DATE SHARES

Each Fund offers and issues an exchange-traded class of shares called Deutsche-X Target Date Shares. Each Fund issues and redeems Deutsche-X Target Date Shares in large lots, known as “Creation Units.” To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating Organization is either a member of the Continuous Net Settlement System of the NSCC or a participant in the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Funds’ Distributor.

Each Fund issues Creation Units in kind, in exchange for a basket of securities that are part of the Fund’s Underlying Index (“Deposit Securities”). Each Fund also redeems Creation Units in-kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of a Fund’s portfolio holdings (“Redemption Securities”). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each Fund reserves the right to issue Creation Units for cash, rather than in-kind, although each has no current intention of doing so.

ADDITIONAL INFORMATION ABOUT THE UNDERLYING INDEXES AND THE INDEX ADMINISTRATOR

Based on its own proprietary intellectual model, Zacks Investment Research (“Zacks”) has established specific criteria for determining which securities will represent each of the three broad asset classes and therefore eligible for inclusion in the Underlying Indexes (the “Index Methodology”). Each Underlying Index will be administered by Zacks, which also serves as Index Administrator. As Index Administrator, Zacks will employ the Index Methodology to determine the composition of each Underlying Index. Bloomberg L.P. (“Bloomberg”) acts as “index calculation agent” in connection with the calculation and dissemination of each Underlying Index. Each Underlying Index is compiled, maintained and calculated without regard to the Advisor, Sub-Advisor or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisor or Distributor into account in the determination and calculation of the Underlying Index.

It is expected that each Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated Tape Association by Bloomberg. Bloomberg is not affiliated with the Company, the Funds, the Advisor, the Sub-Advisor or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between Zacks and the Advisor. There is no charge to the Funds in connection with these licensing agreements.

EXCHANGE LISTING AND TRADING

Each Fund’s Deutsche-X Target Date Shares are listed and trade on NYSE Arca at market prices that may differ from NAV. The only relationship that NYSE Arca has with the Advisor, Sub-Advisor, Distributor or the Company in connection with the Funds is that NYSE Arca lists the Deutsche-X Target Date Shares pursuant to its listing agreement with the Company. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

There can be no assurance that, in the future, a Fund’s Deutsche-X Target Date Shares will continue to meet all of NYSE Arca’s listing requirements. NYSE Arca may, but is not required to, delist Deutsche-X Target Date Shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of a Fund’s Deutsche-X Target Date Shares for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will also delist a Fund’s Deutsche-X Target Date Shares upon termination of a Fund’s Deutsche-X Target Date Shares class.

As with any stock traded on an exchange, purchases and sales of a Fund’s Deutsche-X Target Date Shares will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the Deutsche-X Target Date Shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of a Fund.

BOOK-ENTRY ONLY SYSTEM

DTC acts as securities depositary for the Deutsche-X Target Date Shares. Deutsche-X Target Date Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Deutsche-X Target Date Shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Deutsche-X Target Date Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Deutsche-X Target Date Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Deutsche-X Target Date Shares.

Each Fund recognizes DTC or its nominee as the record owner of all Deutsche-X Target Date Shares for all purposes. Beneficial Owners of Deutsche-X Target Date Shares are not entitled to have Deutsche-X Target Date Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Deutsche-X Target Date Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. DTC will make available to the Company upon request and for a fee a listing of the Deutsche-X Target Date Shares of each Fund held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding Deutsche-X Target Date Shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all Deutsche-X Target Date Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Deutsche-X Target Date Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Deutsche-X Target Date Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Deutsche-X Target Date Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Deutsche-X Target Date Shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Deutsche-X Target Date Shares, unless the Company makes other arrangements with respect thereto satisfactory to NYSE Arca (or such other exchange on which Deutsche-X Target Date Shares may be listed).

PURCHASE AND ISSUANCE OF DEUTSCHE-X TARGET DATE SHARES IN CREATION UNITS

The Funds issue and sell Deutsche-X Target Date Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The Funds will not issue fractional Creation Units. A Business Day is any day on which NYSE Arca is open for business.

FUND DEPOSIT

The consideration for purchase of a Creation Unit from a Fund generally consists of the in-kind deposit of a designated portfolio of equity and/or fixed income securities (the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

The Balancing Amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (the “Deposit Amount”). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

The Company, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to affect purchases of

Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.

The identity and amount of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component securities of the Underlying Index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash-i.e., a “cash in lieu” amount-to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Participating Organization (as defined below) or the investor for which a Participating Organization is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund’s determination shall be final and binding.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be (i) a Participating Organization, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the “Participant Agreement”). A Participating Organization and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failures may impede the ability to reach the Distributor or an Authorized Participant.

Only U.S. equity securities are eligible to be cleared through the Clearing Process. Therefore, only Funds which invest solely in such securities are eligible to utilize the Clearing Process.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to affect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below).

Creation Unit Aggregations may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Company and Fund for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Company reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the amount of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee, payable to the Company regardless of the number of creations made each day. A minimum Creation Unit transaction fee is charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired. The level of the transaction fee is variable and will fluctuate depending on the number of securities contained in the applicable creation/redemption basket and on whether the purchase or redemption will take place outside the usual process at the NSCC. There is no maximum transaction fee level. An additional variable charge may be imposed for cash creations (to offset the Company’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

The minimum Creation Unit transaction fee charged for each purchase or redemption of Creation Units, regardless of the number of Creation Unit shares acquired, is as follows:

Fund	Fee
Deutsche X-trackers 2010 Target Date ETF	$5,000.00
Deutsche X-trackers 2020 Target Date ETF	$5,500.00
Deutsche X-trackers 2030 Target Date ETF	$5,500.00
Deutsche X-trackers 2040 Target Date ETF	$5,500.00
Deutsche X-trackers In-Target Date ETF	$3,500.00

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of the regular trading session on NYSE Arca (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed (to offset the Company’s brokerage and other transaction costs associated with using cash to redeem the requisite Deposit Securities). Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to affect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be affected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Company.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

An Authorized Participant submitting a redemption request is deemed to represent to the Company that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption; and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Company. The Company reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Company, the redemption request will not be considered to have been received in proper form and may be rejected by the Company.

XII. CAPITAL STOCK AND OTHER SECURITIES

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

The Company is organized as a corporation under Maryland law. A shareholder of a Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts.

The authorized capital stock of the Company consists of 12.5 billion shares of stock, $.0001 par value per share. The Company’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Funds that may be created. The series (Funds) set forth herein have been established by the Board of Directors under the Charter of the Company. Each series represents a separate pool of assets of the Company’s shares and has different objectives and investment policies. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will vote in the aggregate as a single class except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Funds. The Funds have no sinking fund provisions. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Each Fund’s redemption provisions are described in its current Prospectus and elsewhere in this Statement of Additional Information.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company’s Charter and By-Laws provide the holders of one-third of the outstanding shares of the Funds present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Company will not hold annual or other meetings of the Funds’ shareholders. This is because the By-Laws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act, any registration of the Funds with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

XIII. DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

General Policies. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.

The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Company, plus any net capital gains; and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Distributions will be taxable whether paid in cash or reinvested in additional shares.

XIV. TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, each Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income (or as qualified dividend income for non-corporate shareholders in some circumstances) to shareholders to the extent of such Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not generally distribute to its shareholders in each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year and (ii) 98.2% of its capital gain net income (reduced by certain ordinary losses) for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax in the taxable year ending within the relevant calendar year will be considered to have been distributed. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Investments the Funds make in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s stockholders. For example, with respect to securities issued at a discount, the Funds will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain their qualification as regulated investment companies and to avoid U.S. federal income and excise taxes. Since in certain circumstances the Funds may recognize income before or without receiving cash representing such income, the Funds may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding U.S. federal income and excise taxes. Accordingly, the Funds may have to sell some of their investments at times they would not consider advantageous or reduce new investment originations to meet these distribution requirements. If the Funds are not able to obtain cash from other sources, the Funds may fail to qualify as regulated investment companies and thereby be subject to corporate-level income tax.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in U.S. Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

Each Fund will be required in certain cases to withhold “back-up withholding” at the rate of 28% on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to back-up withholding or that they are “exempt recipients.” Back-up withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Income received by the Funds from sources within foreign countries (including, for example, interest and dividends on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments.

Each Fund, if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, may elect to “pass through” to its Shareholders the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund; and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Shares of a Fund held by a non-U.S. Shareholder at death will be considered situated within the United States and generally will be subject to the U.S. estate tax.

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning their specific situations and the application of federal, state, local and foreign taxes.

XV. LICENSE GRANT

The Funds are not sponsored, endorsed, sold or promoted by Zacks, the licensor. Zacks makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. Zacks’ only relationship to the Advisor, the licensee, is the licensing of the Underlying Indexes which are determined, composed and calculated by Zacks without regard to the Advisor or the Funds. Zacks has no obligation to take the needs of the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Zacks is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Zacks has no obligation or liability in connection with the administration, marketing or trading of the Funds.

ZACKS DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. ZACKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED PURSUANT TO THE APPLICABLE LICENSE AGREEMENT OR FOR ANY OTHER USE. ZACKS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

XVI. FINANCIAL STATEMENTS

The Annual Report to shareholders as of May 31, 2014 and for the fiscal year then ended is a separate document supplied with this SAI, and the financial statements, including the financial highlights, accompanying notes and report appearing therein of Ernst & Young LLP, the Company’s independent registered public accounting firm, are incorporated by reference into this SAI.

APPENDIX A

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Sub-Advisor and approved the Sub-Advisor’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Sub-Advisor may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Sub-Advisor shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Sub-Advisor will abstain from voting shares of issuers affiliated with the Sub-Advisor and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (i.e., where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Sub-Advisor supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, Proxy Consultants the Sub-Advisor may engage. The Sub-Advisor has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Sub-Advisor generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Sub-Advisor recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Sub-Advisor prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Sub-Advisor prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally, be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Sub-Advisor will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Sub-Advisor will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Sub-Advisor will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Sub-Advisor will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third-party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Sub-Advisor will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Sub-Advisor believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Sub-Advisor generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Sub-Advisor may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Sub-Advisor prefers option plans that include a shareholder-approved; results driven formula. The Sub-Advisor will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Sub-Advisor generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Sub-Advisor opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans	The Sub-Advisor believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Sub-Advisor will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Sub-Advisor supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Sub-Advisor normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Sub-Advisor will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Sub-Advisor supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Sub-Advisor generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Sub-Advisor will oppose the proposal unless management is in favour of it.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Sub-Advisor, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Sub-Advisor is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Sub-Advisor will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Sub-Advisor recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Sub-Advisor resolves all material conflicts of interest between the Fund and the Sub-Advisor and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Sub-Advisor and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Sub-Advisor has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Sub-Advisor (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

db-X Exchange-Traded Funds Inc. (THE “REGISTRANT”)

PART C – OTHER INFORMATION

Item 28.	Exhibits.

(a)(1)	Articles of Amendment and Restatement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 27, 2007).

(a)(2)	Articles of Amendment (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).

(b)	Amended and Restated By-Laws (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008).

(c)	Instruments Defining Rights of Security Holders: Portions of the Trust Instrument and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.[1]

(d)(1)	Investment Advisory Agreement between Registrant and DBX Strategic Advisors LLC dated as of October 20, 2010 (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 28, 2011).

(d)(2)	Sub-Advisory Agreement between DBX Strategic Advisors LLC and TDAM USA Inc. dated as of October 20, 2010 (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 28, 2011).

(e)(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (incorporated by reference to Registrant’s Post-Effective Amendment No. 8 filed on September 28, 2012).

(e)(2)	Form of Authorized Participant Agreement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)(1)	Custody Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(g)(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(1)	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(3)	Form of Participation Agreement between the Registrant and an Acquiring Fund (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(h)(4)	Operating Expenses Limitation Agreement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on July 30, 2010).

[1]	Reference is made to Articles IV and V of the Registrant’s Articles of Amendment and Restatement filed as Exhibit (a) to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on September 27, 2007 and to Articles II, VII and IX of the Registrant’s Amended and Restated By-Laws filed as Exhibit (b) to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on September 26, 2008.

(h)(5)	Escrow Agreement (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on July 30, 2010).

(h)(6)	Worldwide Custody, ETF Transfer Agency, Fund Accounting and Fund Administration Fee Agreement between the Registrant and The Bank of New York Mellon (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on July 30, 2010).

(i)(1)	Opinion of Paul, Hastings, Janofsky & Walker LLP (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(i)(2)	Consent of Counsel, Dechert LLP (filed herewith).

(i)(3)	Opinion of Venable LLP: (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(j)	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP (filed herewith).

(k)	Not applicable.

(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

(m)	Not applicable.

(n)	Not applicable.

(p)(1)	Registrant’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 28, 2011).

(p)(2)	DBX Strategic Advisors LLC’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 10 filed on September 30, 2013).

(p)(3)	TDAM USA Inc.’s Code of Ethics (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 28, 2011).

(q)(1)	Powers of Attorney of Directors and Officers of the Registrant (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on July 30, 2010).

(q)(2)	Secretary Certification of Board of Directors Action (incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007).

Item 29.	Persons controlled by or Under Common Control with the Fund.

Not applicable.

Item 30.	Indemnification.

Reference is made to the provisions of Article VI of the Registrant’s Articles of Amendment and Restatement filed as an exhibit to Registrant’s Post-Effective Amendment No. 1 filed on September 27, 2007 (as noted in Item 23 above) and Article XI of Registrant’s Amended and Restated By-Laws filed as Exhibit (b) to Registrant’s Post-Effective Amendment No. 2 filed on September 26, 2008 (as noted in Item 28 above).

Item 31.	Business and Other Connections of Investment Adviser.

With respect to each of DBX Strategic Advisors LLC and TDAM USA Inc. (collectively, the “Advisers”), the response to this Item will be incorporated by reference to the Advisers’ Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, BPV Family of Funds, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, CornerCap Group of Funds, Cortina Funds, Inc., CRM Mutual Fund Trust, Cullen Funds, DBX ETF TRUST, db-X Exchange-Traded Funds Inc., Centre Funds, EGA Emerging Global Shares Trust, EGA Frontier Diversified Core Fund, Financial Investors Trust, Firsthand Funds, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, James Advantage Funds, Laudus Trust, Laudus Institutional Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, RiverNorth Funds,

Russell Exchange Traded Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Transparent Value Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, Wilmington Funds and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund

Edmund J. Burke	Director

Jeremy O. May	President, Director

Thomas A. Carter	Executive Vice President, Director

Bradley J. Swenson	Senior Vice President, Chief Compliance Officer

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary

Eric Parsons	Vice President, Controller and Assistant Treasurer

Randall D. Young**	Secretary

Gregg Wm. Givens**	Vice President, Treasurer and Asst. Secretary

Douglas W. Fleming**	Assistant Treasurer

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, “Records”) at its offices at 60 Wall Street, New York, New York 10005.

(b) DBX Strategic Advisors LLC (formerly, XShares Advisors LLC) maintains all Records relating to its services as investment adviser to the Registrant at 60 Wall Street, New York, New York 10005.

(c) TDAM USA Inc. maintains all Records relating to its services as a sub-adviser to the Registrant at 161 Bay Street, 35th Floor, TD Canada Trust Tower, Toronto, Ontario Canada M5J 2T2.

(d) ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(e) The Bank of New York Mellon maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at One Wall Street, New York, New York 10286.

Item 34.	Management Services.

There are no management related service contracts not discussed in Part A or Part B.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 26th day of September, 2014.

db-X Exchange-Traded Funds Inc.

By:	/s/ Alex Depetris
Alex Depetris
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities stated and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ Alex Depetris Alex Depetris	Director and Chairman, President and Chief Executive Officer	September 26, 2014

/s/ Michael Gilligan Michael Gilligan	Treasurer, Chief Financial Officer and Controller	September 26, 2014

/s/ Ernest J. Scalberg* Ernest J. Scalberg	Director	September 26, 2014

/s/ Michael G. Smith* Michael G. Smith	Director	September 26, 2014

/s/ R. Charles Tschampion* R. Charles Tschampion	Director	September 26, 2014

*By:	/s/ Alex Depetris
Alex Depetris (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Caption

(i)(2)	Consent of Counsel, Dechert LLP

(j)	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP